[FRONT OF CERTIFICATE]

          Temporary Certificate - Exchangeable for Definitive Engraved
                     Certificate when Available for Delivery

                          HOSPITALITY PROPERTIES TRUST

                     A MARYLAND REAL ESTATE INVESTMENT TRUST

[Graphic which contains:  Number             [Graphic which contains: Shares
         PAT ______ ]                                _____________ ]

    9 1/2% SERIES A CUMULATIVE                  9 1/2% SERIES A CUMULATIVE
    REDEEMABLE PREFERRED SHARES                 REDEEMABLE PREFERRED SHARES

THIS CERTIFICATE IS TRANSFERABLE                    CUSIP 44106M 30 0
IN BOSTON OR IN NEW YORK CITY                   SEE REVERSE FOR IMPORTANT
                                                NOTICE ON TRANSFER RESTRICTIONS
                                                AND OTHER INFORMATION

THIS CERTIFIES THAT

                                  --SPECIMEN--

IS THE REGISTERED
           HOLDER OF

FULLY PAID AND NONASSESSABLE 9 1/2% SERIES A CUMULATIVE REDEEMABLE PREFERRED SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, IN

  [Superimposed over the following paragraph are the words "PREFERRED SHARES"]

Hospitality Properties trust (the "Trust"), a Maryland real estate investment trust established by Declaration of Trust made as of May 12, 1995, as amended from time to time, a copy of which, together with all amendments thereto (the "Declaration") is on file with the State Department of Assessments and Taxation of Maryland. The provisions of the Declaration and the Bylaws of the Trust, and all amendments thereto, are hereby incorporated in and made a part of this certificate as fully as if set forth herein in their entirety, to all of which provisions the holder and every transferee or assignee hereof by accepting or holding the same agrees to be bound. See reverse for existence of Trustees' authority to determine preferences and other rights of subsequent series of shares, and of restriction on transfer provisions governing the shares evidenced by this certificate. This certificate and the shares evidenced hereby are negotiable and transferable on the books of the Trust by the registered holder hereof in person or by its duly authorized agent upon surrender of this certificate properly endorsed or assigned to the same extent as a stock certificate and the shares of a Maryland corporation. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:

                          Countersigned and Registered
                                   STATE STREET BANK AND TRUST COMPANY
                                             (BOSTON)
                                                    Transfer Agent and Registrar

                          BY

                                                            Authorized Signature



[Signature of Thomas M. O'Brien]

                               [Seal of the Trust]

                                                   [Signature of John G. Murray]

         Treasurer                                         President

THE DECLARATION OF TRUST PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION OF TRUST, COLLECTIVELY, AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND NO TRUSTEE, SHAREHOLDER, EMPLOYEE OR AGENT OF THE TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, IN CONNECTION WITH THIS INSTRUMENT. ALL PERSONS DEALING WITH THE TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE TRUST FOR PAYMENT OF ANY SUM OR PERFORMANCE OF ANY OBLIGATION.

[The borders of the front of the Certificate contain a graphic design]



                                      (ii)

                            [REVERSE OF CERTIFICATE]


                          HOSPITALITY PROPERTIES TRUST

                                IMPORTANT NOTICE

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS OF BENEFICIAL INTEREST WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

IF NECESSARY TO EFFECT COMPLIANCE BY THE TRUST WITH REQUIREMENTS OF THE INTERNAL REVENUE CODE RELATING TO REAL ESTATE INVESTMENT TRUSTS, OWNERSHIP OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE RESTRICTED BY THE TRUST AND/OR THE TRANSFER THEREOF MAY BE PROHIBITED ALL UPON THE TERMS AND CONDITIONS SET FORTH IN THE DECLARATION OF TRUST. THE TRUST WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM      -as tenants in common               UNIF GIFT MIN ACT-_________Custodian__________
         TEN ENT      -as tenants by the entireties                          (Cust)            (Minor)
         JT TEN       -as joint tenants with right                          under Uniform Gifts to Minors
                        of survivorship and not as                            Act_________________
                        tenants in common                                             (State)



     Additional abbreviations may also be used though not in the above list


     For value received _______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF NEW OWNER

                                [Box]___________________________________________

--------------------------------------------------------------------------------
              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated _______________________



                      (Sign here)
                              _________________________________________________
                              NOTICE: THE SIGNATURE TO
                              THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS
                              WRITTEN UPON THE FACE OF
                              THE CERTIFICATE, IN EVERY
                              PARTICULAR, WITHOUT
                              ALTERATION OR ENLARGEMENT,
                              OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




                                      (ii)